PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

[Shareholder registration printed here]

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at **proxyonline.com** using your proxy control number found below
3. By **PHONE** when you dial toll-free 1-[ ] to reach an automated touchtone voting line
4. By **PHONE** with a live operator when you call toll-free [ ] Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER > [12345678910]

OAKHURST FIXED INCOME FUND
OAKHURST SHORT DURATION BOND FUND
OAKHURST SHORT DURATION HIGH YIELD CREDIT FUND
Each a Series of F/m Funds Trust

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 29, 2023

The undersigned hereby appoints [ ] (or, if only one shall act, that one), as proxies of the undersigned(with full power of substitution), and hereby authorizes each of them to vote the undersigned's shares of the above-mentioned funds (each, an "Acquired Fund" and together the "Acquired Funds") that the undersigned is entitled to vote, at the Special Meeting of Shareholders (the "Special Meeting,") of each Acquired Fund to be held at the office of the F/m Investments, LLC, d/b/a Oakhurst Capital Management (formerly, F/m Investments, LLC, d/b/a Oakhurst Capital Advisors) ("F/m") at 3050 K Street, N.W., Suite 201, Washington, D.C. 20007 and [virtually via conference call] at [ ]:[ ] [a.m.][p.m.] Eastern Time, on June 29, 2023 and at any postponements or adjournments thereof, as fully as the undersigned would be entitled to vote if personally present. This proxy will be governed by and construed in accordance with the laws of the State of Ohio and applicable federal securities laws. The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation, in accordance with the laws of the State of Ohio and applicable federal securities laws, of any proxy previously granted specifically in connection with the voting of the shares subject hereto. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on June 29, 2023. The proxy statement for the Special Meetings is available at: www.[ ].

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

OAKHURST FIXED INCOME FUND
OAKHURST SHORT DURATION BOND FUND
OAKHURST SHORT DURATION HIGH YIELD CREDIT FUND

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Please sign your name exactly as it appears on this card. If you are a joint owner, any one of you may sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Acquired Funds' Board of Trustees, and the Proposals have been unanimously approved by the Board of Trustees and recommended for approval by shareholders. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. **If no direction is made, this proxy will be voted FOR each Proposal.** In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

	FOR	AGAINST	ABSTAIN
1. To approve an Agreement and Plan of Reorganization by and among F/m Funds Trust (the "Trust"), on behalf each Acquired Fund, The RBB Fund, Inc. ("RBB"), on behalf of its newly formed series (each, an "Acquiring Fund" and collectively, the "Acquiring Funds"), and F/m, pursuant to which each Acquired Fund, will transfer that portion of its assets attributable to each class of its shares (in aggregate, all of its assets) to the corresponding Acquiring Fund, in exchange for shares of a corresponding class of shares of the Acquiring Fund and the assumption by the Acquiring Fund of all liabilities and obligations of the Acquired Fund, in each case as described in the Agreement and Plan of Reorganization, followed by the distribution of the Acquiring Fund's shares of each class to the Acquired Fund's shareholders of the corresponding class in complete liquidation of the Acquired Fund (the "Reorganizations");	○	○	○
2. To approve, with respect to each of the Acquired Fund, a proposed new investment advisory agreement between the Trust and Oakhurst	○	○	○

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

Capital Advisors, LLC (formerly, Oakhurst Capital Management, LLC) ("Oakhurst");

3. To approve, with respect to each of the Acquired Funds, a proposed new sub-advisory agreement among the Trust, Oakhurst, and F/m; O O O

4. If necessary, to approve a proposal to adjourn or postpone the Special Meeting to permit further solicitation of proxies in the event that a quorum does not exist or a quorum exists but there are not sufficient votes at the time of the Special Meeting to approve proposal 1, proposal 2 or proposal 3; and O O O

5. To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof. O O O

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

[Shareholder registration printed here]

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at **proxyonline.com** using your proxy control number found below
3. By **PHONE** when you dial toll-free 1-[ ] to reach an automated touchtone voting line
4. By **PHONE** with a live operator when you call toll-free [ ] Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER > [12345678910]

F/M INVESTMENTS LARGE CAP FOCUSED FUND
of F/m Funds Trust

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 29, 2023

The undersigned hereby appoints [ ] (or, if only one shall act, that one), as proxiesof the undersigned(with full power of substitution), and hereby authorizes each of them to vote the undersigned's shares of F/m Investments Large Cap Focused Fund (the "Fund") that the undersigned is entitled to vote, at the Special Meeting of Shareholders ("Special Meeting") of the Fund to be held at the principal office of the F/m Investments, LLC ("F/m") at 3050 K Street, N.W., Suite 201, Washington, D.C. 20007 and [virtually via conference call] at [ ]:[ ] [a.m.][p.m.] Eastern Time, on June 29, 2023.and at any postponements or adjournments thereof, as fully as the undersigned would be entitled to vote if personally present. This proxy will be governed by and construed in accordance with the laws of the State of Ohio and applicable federal securities laws. The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation, in accordance with the laws of the State of Ohio and applicable federal securities laws, of any proxy previously granted specifically in connection with the voting of the shares subject hereto. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on June [ ], 2023. The proxy statement for this meeting is available at: www.[ ].

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

F/M INVESTMENTS LARGE CAP FOCUSED FUND

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Please sign your name exactly as it appears on this card. If you are a joint owner, any one of you may sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Fund's Board of Trustees, and the Proposals have been unanimously approved by the Board of Trustees and recommended for approval by shareholders. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. **If no direction is made, this proxy will be voted FOR each Proposal.** In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

	FOR	AGAINST	ABSTAIN
1. To approve an Agreement and Plan of Reorganization by and among F/m Funds Trust (the "Trust"), on behalf the Acquired Fund; The RBB Fund, Inc. ("RBB"), on behalf of its newly formed series (the "Acquiring Fund"); and F/m, pursuant to which the Acquired Fund will transfer that portion of its assets attributable to each class of its shares (in aggregate, all of its assets) to the Acquiring Fund, in exchange for shares of a corresponding class of shares of the Acquiring Fund and the assumption by the Acquiring Fund of all liabilities and obligations of the Acquired Fund, in each case as described in the Agreement and Plan of Reorganization, followed by the distribution of the Acquiring Fund's shares of each class to the Acquired Fund's shareholders of the corresponding class in complete liquidation of the Acquired Fund (the "Reorganization");	○	○	○
2. To approve, with respect to the Acquired Fund, a proposed new investment advisory agreement between the Trust and F/m.	○	○	○
3. If necessary, to approve a proposal to adjourn or postpone the Special Meeting to permit further solicitation of proxies in the event that a quorum does not exist or a quorum exists but there are not sufficient	○	○	○

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

votes at the time of the Special Meeting to approve proposal 1 or proposal 2; and

4. To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof. ○ ○ ○

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]